EXHIBIT 99.1

MKS Instruments Reports Fourth Quarter and Full-Year 2024 Financial Results

•
Quarterly revenue of $935 million, above the midpoint of guidance
•
Quarterly GAAP net income of $90 million and net income per diluted share of $1.33
•
Quarterly Adjusted EBITDA of $237 million and Non-GAAP net earnings per diluted share of $2.15, above the midpoint of guidance

Andover, MA, February 12, 2025 -- MKS Instruments, Inc. (NASDAQ: MKSI), a global provider of enabling technologies that transform our world, today reported fourth quarter and full year 2024 financial results.

“MKS delivered revenue and adjusted EBITDA above the midpoint of our outlook, closing out 2024 on an impressive note against a mixed demand backdrop,” said John T.C. Lee, President and Chief Executive Officer. “Our broad and deep technology portfolio serving an array of semiconductor, electronics and industrial applications enables us to address key demand opportunities as broader end market recovery begins to develop.”

Mr. Lee added, “We enter 2025 in a strong position, highlighted by increasing customer engagement with our World Class Optics solutions, as well as solid trends in our chemistry business as we demonstrate the pivotal role we play in advanced electronics.”

“Our revenue and profitability remained robust in the fourth quarter as our team executed well,” said Ram Mayampurath, Executive Vice President, Chief Financial Officer and Treasurer.

Mr. Mayampurath added, “We delivered continued healthy gross margin, earnings per share growth and increased operating cash flow in 2024. This underscores the value customers see in our technology portfolio as well as our strong focus on both cost management and cash generation. We also continue to make good progress proactively managing our leverage, completing another repricing of our term loan B and making a voluntary principal prepayment of $100 million in January.”

First Quarter 2025 Guidance

For the first quarter of 2025, the Company expects revenue of $910 million, plus or minus $40 million, GAAP net income of $43 million, plus or minus $19 million, Adjusted EBITDA of $217 million, plus or minus $23 million, GAAP net income per diluted share of $0.63, plus or minus $0.28, and Non-GAAP net earnings per diluted share of $1.40, plus or minus $0.27. The guidance for the first quarter is based on the current business environment, including the immaterial impact of the recently announced U.S. import tariffs up through but not including the date of this release. This guidance does not reflect the imposition of any other import tariffs by the United States or potential retaliatory actions taken by other countries. The Company will continue to monitor and adapt to changes in the business environment as needed.

Conference Call Details

A conference call with management will be held on Thursday, February 13, 2025 at 8:30 a.m. (Eastern Time). To participate in the call by phone, participants should visit the Investor Relations section of MKS’ website at investor.mks.com and click on Events & Presentations, where you will be able to register online and receive dial-in details. We encourage participants to register and dial in to the conference call at least 15 minutes before the start of the call to ensure a timely connection. A live and archived webcast and related presentation materials will be available on the Investor Relations section of the MKS website.

About MKS Instruments

MKS Instruments enables technologies that transform our world. We deliver foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications. We apply our broad science and engineering capabilities to create instruments, subsystems, systems, process control solutions and specialty chemicals technology that improve process performance, optimize productivity and enable unique innovations for many of the world's leading technology and industrial companies. Our solutions are critical to addressing the challenges of miniaturization and complexity in advanced device manufacturing by enabling increased power, speed, feature enhancement, and optimized connectivity. Our solutions are also critical to addressing ever-increasing performance requirements across a wide array of specialty industrial applications. Additional information can be found at www.mks.com.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our GAAP results and the “Notes on Our Non-GAAP Financial Information” at the end of this press release.

Selected GAAP and Non-GAAP Financial Measures

(In millions, except per share data)

	Quarter			Full Year
	Q4 2024	Q3 2024	Q4 2023	2024	2023
Net revenues
Semiconductor	$400	$378	$362	$1,498	$1,479
Electronics & Packaging	254	231	226	$922	$916
Specialty Industrial	281	287	305	$1,166	$1,227
Total net revenues	$935	$896	$893	$3,586	$3,622
GAAP Financial Measures
Gross margin	47.2%	48.2%	46.0%	47.6%	45.3%
Operating margin	14.5%	14.3%	2.7%	13.9%	(42.9%)
Net income (loss)	$90	$62	$(68)	$190	$(1,841)
Diluted income (loss) per share	$1.33	$0.92	(1.02)	$2.81	$(27.54)
Non-GAAP Financial Measures
Gross margin	47.2%	48.2%	46.0%	47.6%	45.7%
Operating margin	21.3%	21.8%	20.3%	21.3%	19.5%
Net earnings	$146	$116	$78	$444	$297
Diluted earnings per share	$2.15	$1.72	$1.17	$6.58	$4.43

Additional Financial Information

At December 31, 2024, the Company had $714 million in cash and cash equivalents, $3.2 billion of secured term loan principal outstanding, $1.4 billion of convertible senior notes outstanding and up to $675 million of additional borrowing capacity under a revolving credit facility, subject to certain leverage ratio requirements. During the fourth quarter of 2024, the Company paid a cash dividend of $15 million or $0.22 per diluted share and made a voluntary principal prepayment of €200 million, which equated to $216 million, on its EUR term loan B.

In January 2025, the Company completed the repricing of its USD term loan B and EUR term loan B and made a voluntary principal prepayment of $100 million on its USD term loan B.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of MKS Instruments, Inc. (“MKS,” the “Company,” “our,” or “we”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that we make are the level and terms of our substantial indebtedness and our ability to service such debt; our entry into the chemicals technology business through our acquisition of Atotech

Limited (“Atotech”) in August 2022 (the “Atotech Acquisition”), which has exposed us to significant additional liabilities; the risk that we are unable to realize the anticipated benefits of the Atotech Acquisition; legal, reputational, financial and contractual risks resulting from the ransomware incident we identified in February 2023, and other risks related to cybersecurity, data privacy and intellectual property; competition from larger, more advanced or more established companies in our markets; the ability to successfully grow our business, including through growth of the Atotech business and growth of the Electro Scientific Industries, Inc. business, which we acquired in February 2019, and financial risks associated with those and potential future acquisitions, including goodwill and intangible asset impairments; manufacturing and sourcing risks, including those associated with limited and sole source suppliers and the impact and duration of supply chain disruptions, component shortages, and price increases; changes in global demand; the impact of a pandemic or other widespread health crisis; risks associated with doing business internationally, including geopolitical conflicts, such as the conflict in the Middle East, trade compliance, trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries, regulatory restrictions on our products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations, which risks become more significant as we grow our business internationally and in China specifically; conditions affecting the markets in which we operate, including fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to our major customers; disruptions or delays from third-party service providers upon which our operations may rely; the ability to anticipate and meet customer demand; the challenges, risks and costs involved with integrating or transitioning global operations of the companies we have acquired; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks related to defective products; financial and legal risk management; and the other important factors described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Quarterly Reports on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, even if subsequent events cause our views to change, after the date of this press release. Amounts reported in this press release are preliminary and subject to finalization prior to the filing of our Annual Report on Form 10-K for the year ended December 31, 2024.

Company Contact:

Paretosh Misra

Vice President, Investor Relations

Telephone: (978) 284-4705

Email: paretosh.misra@mks.com

MKS Instruments, Inc.

Unaudited Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Net revenues:
Products	$824	$776	$785	$3,124	$3,200
Services	111	120	108	462	422
Total net revenues	935	896	893	3,586	3,622
Cost of revenues:
Products	443	410	423	1,662	1,748
Services	51	54	59	216	232
Total cost of revenues (exclusive of amortization shown separately below)	494	464	482	1,878	1,980
Gross profit	441	432	411	1,708	1,642
Research and development	65	70	70	271	288
Selling, general and administrative	176	167	160	674	675
Acquisition and integration costs	3	3	3	9	16
Restructuring and other	1	1	7	6	20
Fees and expenses related to the repricing of Term Loan Facility	—	2	2	5	2
Amortization of intangible assets	61	61	70	245	295
Goodwill and intangible asset impairment	—	—	75	—	1,902
Gain on sale of long-lived assets	—	—	—	—	(2)
Income (loss) from operations	135	128	24	498	(1,554)
Interest income	(5)	(6)	(7)	(21)	(17)
Interest expense	54	64	90	284	356
Loss on extinguishment of debt	4	5	8	57	8
Other expense (income), net	3	5	12	(2)	27
Income (loss) before income taxes	79	60	(79)	180	(1,928)
(Benefit) provision for income taxes	(11)	(2)	(11)	(10)	(87)
Net income (loss)	$90	$62	$(68)	$190	$(1,841)
Net income (loss) per share:
Basic	$1.34	$0.92	$(1.02)	$2.82	$(27.54)
Diluted	$1.33	$0.92	$(1.02)	$2.81	$(27.54)
Cash dividends per common share	$0.22	$0.22	$0.22	$0.88	$0.88
Weighted average shares outstanding:
Basic	67.4	67.4	66.9	67.3	66.8
Diluted	67.7	67.6	66.9	67.6	66.8

MKS Instruments, Inc.

Unaudited Consolidated Balance Sheets

(In millions)

	December 31,	December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$714	$875
Trade accounts receivable, net	615	603
Inventories	893	991
Other current assets	252	227
Total current assets	2,474	2,696
Property, plant and equipment, net	771	784
Right-of-use assets	238	225
Goodwill	2,479	2,554
Intangible assets, net	2,272	2,619
Other assets	356	240
Total assets	$8,590	$9,118
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt	$50	$93
Accounts payable	341	327
Other current liabilities	384	428
Total current liabilities	775	848
Long-term debt, net	4,488	4,696
Non-current deferred taxes	504	640
Non-current accrued compensation	141	151
Non-current lease liabilities	211	205
Other non-current liabilities	149	106
Total liabilities	6,268	6,646
Stockholders' equity:
Common stock	—	—
Additional paid-in capital	2,067	2,195
Retained earnings	503	373
Accumulated other comprehensive loss	(248)	(96)
Total stockholders' equity	2,322	2,472
Total liabilities and stockholders' equity	$8,590	$9,118

MKS Instruments, Inc.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Cash flows from operating activities:
Net income (loss)	$90	$62	$(68)	$190	$(1,841)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	87	87	95	348	397
Goodwill and intangible asset impairments	—	—	75	—	1,902
Unrealized loss (gain) on derivatives not designated as hedging instruments	11	2	10	13	32
Amortization of debt issuance costs and original issue discount	7	7	10	30	33
Loss on extinguishment of debt	4	5	8	57	8
Gain on sale of long-lived assets	—	—	—	—	(2)
Stock-based compensation	11	11	11	48	54
Provision for excess and obsolete inventory	15	16	10	56	64
Deferred income taxes	(58)	(72)	(61)	(226)	(234)
Other	2	2	—	8	5
Changes in operating assets and liabilities, net of acquired assets and liabilities	7	43	90	4	(99)
Net cash provided by operating activities	176	163	180	528	319
Cash flows from investing activities:
Proceeds from sale of long-lived assets	—	1	—	1	3
Purchases of property, plant and equipment	(51)	(22)	(34)	(118)	(87)
Net cash used in investing activities	(51)	(21)	(34)	(117)	(84)
Cash flows from financing activities:
Proceeds from borrowings	—	—	214	2,161	216
Payments of borrowings	(229)	(123)	(336)	(2,427)	(403)
Purchase of capped calls related to Convertible Notes	—	—	—	(167)	—
Payments of deferred financing fees	—	—	(9)	(33)	(9)
Dividend payments	(15)	(15)	(15)	(59)	(59)
Net proceeds (payments) related to employee stock awards	3	(1)	4	(9)	(1)
Other financing activities	(5)	(5)	(1)	(15)	(3)
Net cash used in financing activities	(246)	(144)	(143)	(549)	(259)
Effect of exchange rate changes on cash and cash equivalents	(26)	13	13	(23)	(10)
(Decrease) increase in cash and cash equivalents	(147)	11	16	(161)	(34)
Cash and cash equivalents at beginning of period	861	850	859	875	909
Cash and cash equivalents at end of period	$714	$861	875	$714	$875

The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Net income (loss)	$90	$62	$(68)	$190	$(1,841)
Acquisition and integration costs (Note 1)	3	3	3	9	16
Restructuring and other (Note 2)	1	1	7	6	20
Amortization of intangible assets	61	61	70	245	295
Loss on debt extinguishment (Note 3)	4	5	8	57	8
Amortization of debt issuance costs (Note 4)	5	5	7	21	24
Fees and expenses related to repricing of Term Loan Facility (Note 5)	—	2	2	5	2
Goodwill and intangible asset impairment (Note 6)	—	—	75	—	1,902
Gain on sale of long-lived assets (Note 7)	—	—	—	—	(2)
Ransomware incident (Note 8)	—	—	1	—	15
Excess and obsolete charge from discontinued product line (Note 9)	—	—	—	—	13
Tax effect of Non-GAAP adjustments (Note 10)	(18)	(23)	(26)	(89)	(156)
Non-GAAP net earnings	$146	$116	$78	$444	$297
Non-GAAP net earnings per diluted share	$2.15	$1.72	$1.17	$6.58	$4.43
Weighted average diluted shares outstanding	67.7	67.6	67.1	67.6	67.0

Net cash provided by operating activities	$176	$163	$180	$528	$319
Purchases of property, plant and equipment	(51)	(22)	(34)	(118)	(87)
Free cash flow	$125	$141	$146	$410	$232

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2024	2024	2023	2024	2023
Gross profit	$441	$432	$411	$1,708	$1,642
Gross margin	47.2%	48.2%	46.0%	47.6%	45.3%
Excess and obsolete charge from discontinued product line (Note 9)	—	—	—	—	13
Non-GAAP gross profit	$441	$432	$411	$1,708	$1,655
Non-GAAP gross margin	47.2%	48.2%	46.0%	47.6%	45.7%
Operating expenses	$306	$304	$387	$1,210	$3,196
Acquisition and integration costs (Note 1)	3	3	3	9	16
Restructuring and other (Note 2)	1	1	7	6	20
Amortization of intangible assets	61	61	70	245	295
Fees and expenses related to repricing of Term Loan Facility (Note 5)	—	2	2	5	2
Goodwill and intangible asset impairment (Note 6)	—	—	75	—	1,902
Gain on sale of long-lived assets (Note 7)	—	—	—	—	(2)
Ransomware incident (Note 8)	—	—	1	—	15
Non-GAAP operating expenses	$242	$237	$229	$945	$948
Income (loss) from operations	$135	$128	$24	$498	$(1,554)
Operating margin	14.5%	14.3%	2.7%	13.9%	(42.9%)
Acquisition and integration costs (Note 1)	3	3	3	9	16
Restructuring and other (Note 2)	1	1	7	6	20
Amortization of intangible assets	61	61	70	245	295
Fees and expenses related to repricing of Term Loan Facility (Note 5)	—	2	2	5	2
Goodwill and intangible asset impairment (Note 6)	—	—	75	—	1,902
Gain on sale of long-lived assets (Note 7)	—	—	—	—	(2)
Ransomware incident (Note 8)	—	—	1	—	15
Excess and obsolete charge from discontinued product line (Note 9)	—	—	—	—	13
Non-GAAP income from operations	$199	$195	$182	$763	$707
Non-GAAP operating margin	21.3%	21.8%	20.3%	21.3%	19.5%
Interest expense, net	$49	$58	$83	$263	$339
Amortization of debt issuance costs (Note 4)	5	5	7	21	24
Non-GAAP interest expense, net	$45	$53	$76	$242	$315
Net income (loss)	$90	$62	$(68)	$190	$(1,841)
Interest expense, net	49	58	83	263	339
Other expense (income), net	3	5	12	(2)	27
(Benefit) provision for income taxes	(11)	(2)	(11)	(10)	(87)
Depreciation	26	26	25	103	102
Amortization	61	61	70	245	295
Stock-based compensation	11	11	11	48	54
Acquisition and integration costs (Note 1)	3	3	3	9	16
Restructuring and other (Note 2)	1	1	7	6	20
Loss on debt extinguishment (Note 3)	4	5	8	57	8
Fees and expenses related to repricing of Term Loan Facility (Note 5)	—	2	2	5	2
Goodwill and intangible asset impairment (Note 6)	—	—	75	—	1,902
Gain on sale of long-lived assets (Note 7)	—	—	—	—	(2)
Ransomware incident (Note 8)	—	—	1	—	15
Excess and obsolete charge from discontinued product line (Note 9)	—	—	—	—	13
Adjusted EBITDA	$237	$232	$218	$914	$863
Adjusted EBITDA margin	25.3%	25.9%	24.4%	25.5%	23.8%

MKS Instruments, Inc.

Reconciliation of GAAP Income Tax Rate to Non-GAAP Income Tax Rate

(In millions)

	Three Months Ended December 31, 2024			Three Months Ended December 31, 2023
	Income Before	(Benefit) Provision	Effective	(Loss) Income Before	(Benefit) Provision	Effective
	Income Taxes	for Income Taxes	Tax Rate	Income Taxes	for Income Taxes	Tax Rate
GAAP	$79	$(11)	(14.5%)	$(79)	$(11)	14.2%
Acquisition and integration costs (Note 1)	3	—		3	—
Restructuring and other (Note 2)	1	—		7	—
Amortization of intangible assets	61	—		70	—
Loss on debt extinguishment (Note 3)	4	—		8	—
Amortization of debt issuance costs (Note 4)	5	—		7	—
Fees and expenses related to repricing of Term Loan Facility (Note 5)	—	—		2	—
Goodwill and intangible asset impairment (Note 6)	—	—		75	—
Ransomware incident (Note 8)	—	—		1	—
Tax effect of Non-GAAP adjustments (Note 10)	—	18		—	26
Non-GAAP	$153	$7	4.0%	$94	$15	15.6%

	Three Months Ended September 30, 2024
	Income Before	(Benefit) Provision	Effective
	Income Taxes	for Income Taxes	Tax Rate
GAAP	$60	$(2)	(4.0%)
Acquisition and integration costs (Note 1)	3	—
Restructuring and other (Note 2)	1	—
Amortization of intangible assets	61	—
Loss on debt extinguishment (Note 3)	5	—
Amortization of debt issuance costs (Note 4)	5	—
Fees and expenses related to repricing of Term Loan Facility (Note 5)	2	—
Tax effect of Non-GAAP adjustments (Note 10)	—	23
Non-GAAP	$137	$21	15.1%

	Twelve Months Ended December 31, 2024			Twelve Months Ended December 31, 2023
	Income Before	(Benefit) Provision	Effective	(Loss) Income Before	(Benefit) Provision	Effective
	Income Taxes	for Income Taxes	Tax Rate	Income Taxes	for Income Taxes	Tax Rate
GAAP	$180	$(10)	(5.7%)	$(1,928)	$(87)	4.5%
Acquisition and integration costs (Note 1)	9	—		16	—
Restructuring and other (Note 2)	6	—		20	—
Amortization of intangible assets	245	—		295	—
Loss on debt extinguishment (Note 3)	57	—		8	—
Amortization of debt issuance costs (Note 4)	21	—		24	—
Fees and expenses related to repricing of Term Loan Facility (Note 5)	5	—		2	—
Goodwill and intangible asset impairment (Note 6)	—	—		1,902	—
Gain on sale of long-lived assets (Note 7)	—	—		(2)	—
Ransomware incident (Note 8)	—	—		15	—
Excess and obsolete charge from discontinued product line (Note 9)	—	—		13	—
Tax effect of Non-GAAP adjustments (Note 10)	—	89		—	156
Non-GAAP	$523	$78	14.8%	$366	$69	18.9%

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures - Q1’25 Guidance

(In millions, except per share data)

	Three Months Ending March 31, 2025
	$ Amount	Per Share
GAAP net income and net income per share	$43	$0.63
Amortization of intangible assets	60
Loss on debt extinguishment	3
Amortization of debt issuance costs	4
Fees and expenses related to repricing of Term Loan Facility	2
Tax effect of Non-GAAP adjustments	(17)
Non-GAAP net earnings and net earnings per share	$95	$1.40
Estimated weighted average diluted shares	67.8

GAAP operating expenses	$317
Amortization of intangible assets	(60)
Fees and expenses related to repricing of Term Loan Facility	(2)
Non-GAAP operating expenses	$255

GAAP net income	43
Interest expense, net	50
Provision for income taxes	10
Depreciation	26
Amortization of intangible assets	60
Stock-based compensation	23
Loss on debt extinguishment	3
Fees and expenses related to repricing of Term Loan Facility	2
Adjusted EBITDA	$217

MKS Instruments, Inc.
Notes on Our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Totals presented may not sum and percentages may not recalculate using figures presented due to rounding.

Note 1: Acquisition and integration costs related to the Atotech Acquisition.

Note 2: Restructuring costs primarily related to severance costs due to global cost-saving initiatives. Other costs related to certain legal matters.

Note 3: During the three and twelve months ended December 31, 2024, we recorded charges to write-off deferred financing fees and original issue discount costs related to voluntary principal prepayments on our USD term loan B. During the three months ended September 30, 2024 and the twelve months ended December 31, 2024, we recorded charges to write-off deferred financing fees and original issue discount costs related to the repricing of our USD term loan B and EUR term loan B. Additionally, during the twelve months ended December 31, 2024, we recorded charges to (i) write-off deferred financing fees and original issue discount costs related to voluntary principal prepayments on our EUR term loan B and (ii) write-off deferred financing fees related to the extinguishment of our term loan A. During the three and twelve months ended December 31, 2023, we recorded a charge to write-off deferred financing fees and original issue discount costs related to the repricing of our USD term loan B and the voluntary prepayment on our USD Tranche A loan.

Note 4: We recorded additional interest expense related to the amortization of deferred financing costs associated with our term loan facility.

Note 5: During the twelve months ended December 31, 2024 and the three months ended September 30, 2024, we recorded fees and expenses related to the repricing of our USD term loan B and EUR term loan B. During the twelve months ended December 31, 2024, we also recorded fees and expenses related to an amendment to our term loan facility where we borrowed additional amounts under our USD term loan B and EUR term loan B and fully repaid our term loan A. During the three and twelve months ended December 31, 2023, we recorded fees and expenses related to the repricing of our USD term loan B.

Note 6: During the twelve months ended December 31, 2023, we noted softer industry demand, particularly in the personal computer and smartphone markets and concluded there was a triggering event at our Materials Solutions Division, which represents the former Atotech business, and Equipment Solutions Business, which represents the former Electro Scientific Industries business and is a reporting unit of our Photonics Solutions Division. We performed a quantitative assessment which resulted in an impairment of $1.3 billion for our Materials Solutions Division and $0.5 billion for our Equipment Solutions Business. In addition, during the three months ended December 31, 2023, as part of our annual goodwill and intangible asset impairment analysis, we recorded additional impairment charges of $62 million for our Materials Solutions Division and $13 million for our Equipment Solutions Business.

Note 7: We recorded a gain on the sale of a minority interest investment in a private company.

Note 8: We recorded costs, net of recoveries, associated with the ransomware incident we identified on February 3, 2023. These costs were primarily comprised of various third-party consulting services, including forensic experts, restoration experts, legal counsel, and other information technology and accounting professional expenses, enhancements to our cybersecurity measures, and costs to restore our systems and access our data.

Note 9: We recorded an excess and obsolescence inventory charge related to a product line that was discontinued.

Note 10: Non-GAAP adjustments are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates.